SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:          January 9, 2004
(Date of earliest event reported)

TERAYON COMMUNICATION SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4988 Great America Parkway, Santa Clara, CA 95054
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:                    (408) 235-5500

Item 9. Regulation FD Disclosure.
Item 7. Exhibits.
SIGNATURES
INDEX OF EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 9. Regulation FD Disclosure.

     On January 9, 2004, Terayon Communication Systems, Inc. (Company) issued a press release announcing the conference call scheduled for January 27, 2004 to release the financial results for the quarter ended December 31, 2003.

     On January 12, 2004, the Company issued a press release announcing the appointment of Michael Adams to Vice President, Video Architecture Technology.

     On January 20, 2004, the Company issued a press release announcing Adelphia Communications, Inc., deployed the Terayon DM 6400 Network CherryPicker™ in more than 40 of its cable headends in order to deliver HDTV (High Definition TV) service in its Northeast, Central and Southeast divisions.

Item 7. Exhibits.

99.1	Press Release, dated as of January 9, 2004, entitled Terayon to Announce Fourth Quarter and Full Year 2003 Financial Results on January 27.

99.2	Press Release, dated as of January 12, 2004, entitled Terayon Strengthens Digital Video Solutions Group With Addition of Michael Adams as VP of Video Architecture Technology.

99.3	Press Release, dated as of January 20, 2003, entitled Adelphia Delivers High Definition TV with Terayon’s Network CherryPicker.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.

	By:	/s/ Edward Lopez

Edward Lopez Senior Vice President, General Counsel and Human Resources

Date: January 29, 2004

INDEX OF EXHIBITS

99.1	Press Release, dated as of January 9, 2004, entitled Terayon to Announce Fourth Quarter and Full Year 2003 Financial Results on January 27.

99.2	Press Release, dated as of January 12, 2004, entitled Terayon Strengthens Digital Video Solutions Group With Addition of Michael Adams as VP of Video Architecture Technology.

99.3	Press Release, dated as of January 20, 2003, entitled Adelphia Delivers High Definition TV with Terayon’s Network CherryPicker.